IDEX MUTUAL FUNDS (“IDEX”)

IDEX JANUS GROWTH & INCOME, IDEX LKCM STRATEGIC TOTAL RETURN, IDEX
AMERICAN CENTURY INCOME & GROWTH AND IDEX JENNISON EQUITY OPPORTUNITY

Supplement dated September 19, 2003 to Prospectus dated March 1, 2003, as previously supplemented
March 21, 2003, June 30, 2003, July 7, 2003 and September 15, 2003

Please retain this supplement for reference.

At a recent meeting of the Board of Trustees (the “Board”) of IDEX, the following changes to the IDEX investment options were approved:

Fund Reorganizations (these changes are subject to shareholder approval at special meetings that will be held for that purpose):

IDEX Janus Growth & Income will merge with IDEX Janus Balanced, effective the close of business on February 29, 2004. The investment objective of IDEX Janus Balanced is long-term capital growth, consistent with preservation of capital and balanced by current income, which is substantially the same as IDEX Janus Growth & Income. IDEX Janus Balanced seeks to achieve its objective by investing principally 1) 40% to 60% in securities selected primarily for growth potential – such as common stocks; and 2) 40% to 60% in securities selected primarily for income potential – both equity and debt. Janus Capital Management, LLC, the sub-adviser to IDEX Janus Growth & Income, is also the sub-adviser to IDEX Janus Balanced. If the merger is approved, the management fees will be reduced to 1.00% of the first $250 million of average daily net assets; 0.90% over $250 million up to $750 million of average daily net assets; 0.80% over $750 million up to $1.5 billion of average daily net assets; and 0.70% over $1.5 billion of average daily net assets. The scheduled shareholder meeting is February 11, 2004.

IDEX LKCM Strategic Total Return will merge with IDEX Transamerica Value Balanced, effective the close of business on February 29, 2004. The investment objective of IDEX Transamerica Value Balanced is preservation of capital and competitive investment returns, which is substantially similar to IDEX LKCM Strategic Total Return. IDEX Transamerica Value Balanced seeks to achieve its objective by investing principally in 1) income-producing common and preferred stocks; 2) debt obligations of U.S. issuers, some of which will be convertible into common stocks; 3) U.S. Treasury bonds, notes and bills; 4) money market funds; and 5) covered call options and put options. Transamerica Investment Management, LLC is the sub-adviser to IDEX Transamerica Value Balanced. If the merger is approved, the management fees will be reduced to 0.75% of the first $500 million of average daily net assets; and 0.65% of average daily net assets over $500 million. The scheduled shareholder meeting is February 11, 2004.

Fund Restructurings:

IDEX American Century Income & Growth will be restructured as IDEX American Century Large Company Value, effective the close of business on February 29, 2004. The restructuring will include: 1) a name change of the fund from IDEX American Century Income & Growth to IDEX American Century Large Company Value; and 2) a change of investment objective from “seeks dividend growth, current income and capital appreciation by investing in common stock” to “seeks long-term growth of capital. Income is a secondary objective.” The fee structure will remain the same. Shareholder approval is not required, but an Information Statement will be mailed to shareholders within 90 days of entering into an amended sub-advisory agreement with American Century Investment Management, Inc.

IDEX Jennison Equity Opportunity will be restructured as IDEX Jennison Growth, effective the close of business on February 29, 2004. The restructuring will include: 1) a name change of the fund from IDEX Jennison Equity Opportunity to IDEX Jennison Growth; and 2) changes to the investment strategy of the fund. The fee structure will remain the same. Shareholder approval is not required, but an Information Statement will be mailed to shareholders within 90 days of entering into an amended sub-advisory agreement with Jennison Associates, L.L.C.

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